                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                       Date of report: November 09, 1998
                    Capita Equipment Receivables Trust 1996-1

    A New York           Commission File               I.R.S. Employer
    Corporation           No. 333-08645                No. 13-7097632

                          c/o AT&T Capital Corporation
                      2 Gatehall Drive Parsippany, NJ 07054
                         Telephone Number (973)606-3500

ITEMS. 5  OTHER

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE:                                                     NOVEMBER 9, 1998      PAYMENT DATE:   NOVEMBER 16, 1998
COLLECTION PERIOD:                                                      OCTOBER 31, 1998

I.      INFORMATION REGARDING THE CONTRACTS
        1.      CONTRACT POOL PRINCIPAL BALANCE
                a.      Beginning of Collection Period                                          $943,990,485.42
                b.      End of Collection Period                                                $885,764,304.28
                c.      Reduction for Collection Period                                         $ 58,226,181.14
        2.      DELINQUENT SCHEDULED PAYMENTS
                a.      Beginning of Collection Period                                          $ 26,129,370.11
                b.      End of Collection Period                                                $ 25,244,900.48
        3.      LIQUIDATED CONTRACTS
                a.      Number of Liquidated Contracts                                                      581
                        with respect to Collection Period
                b.      Required Payoff Amounts of Liquidated Contracts                         $  3,683,348.17
                c.      Total Reserve for Liquidation Expenses                                  $        -
                d.      Total Liquidation Proceeds Received (1)                                 $  1,322,720.97
                e.      Liquidation Proceeds Allocated to Owner Trust                           $  1,098,499.57
                f.      Liquidation Proceeds Allocated to Depositor                             $    224,221.40
                g.      Current Realized Losses                                                 $  2,584,848.60
        4.      PREPAID CONTACTS
                a.      Number of Prepaid Contracts with respect                                          1,619
                        to Collection Period
                b.      Required Payoff Amounts of Prepaid Contracts                            $  6,225,868.58
        5.      PURCHASED CONTRACTS (BY TCC)
                a.      Number of Contracts Purchased by TCC with                                             0
                        respect to Collection Period
                b.      Required Payoff Amounts of Purchased Contracts                          $       -



        6.      DELINQUENCY STATUS OF CONTRACTS (END OF COLLECTION PERIOD)

                                  -------------------------------------------------------------------------------------------------
                                                                                                                    % of Aggregate
                                         Number of                     % of               Aggregate Required        Required Payoff
                                         Contracts                   Contracts              Payoff Amounts             Amounts
                                  -------------------------------------------------------------------------------------------------
        a.    Current                    101,084                       91.08%                 832,165,790.67                91.35%
        b.    31-60 days                   4,965                        4.47%                  44,853,821.83                 4.92%
        c.    61-90 days                   2,009                        1.81%                  14,145,545.68                 1.55%
        d.    91-120 days                  1,284                        1.16%                   8,189,090.45                 0.90%
        e.    120+ days                    1,637                        1.48%                  11,654,956.13                 1.28%
        f.    Total                      110,979                      100.00%                 911,009,204.76               100.00%


7.      HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT TO CONTRACTS


----------------------------------------------------------------------------------------------------------
                            % OF                  % OF                 % OF                 % OF
                          AGGREGATE             AGGREGATE            AGGREGATE            AGGREGATE
                       REQUIRED PAYOFF       REQUIRED PAYOFF      REQUIRED PAYOFF      REQUIRED PAYOFF
                           AMOUNTS              AMOUNTS               AMOUNTS              AMOUNTS

       COLLECTION
        PERIODS       31-60 DAYS PAST DUE  61-90 DAYS PAST DUE  91-120 DAYS PAST DUE    120+ DAYS PAST DUE
----------------------------------------------------------------------------------------------------------
       10/31/98               4.92%                1.55%                0.90%                1.28%
       9/30/98                4.39%                1.47%                0.91%                1.24%
       8/31/98                4.08%                1.59%                0.83%                1.00%
       7/31/98                4.04%                1.42%                0.82%                1.17%
       6/30/98                3.90%                1.37%                0.77%                1.41%
       5/31/98                4.46%                1.51%                0.80%                1.41%
       4/30/98                4.47%                1.54%                0.98%                1.25%
       3/31/98                3.85%                1.61%                0.98%                1.12%
       2/28/98                6.83%                2.00%                0.79%                1.09%
       1/31/98                4.39%                1.21%                0.65%                0.94%
       12/31/97               3.50%                1.25%                0.54%                0.85%
       11/30/97               2.78%                0.42%                0.24%                0.16%
       10/31/97               3.64%                1.07%                0.45%                0.73%
       9/30/97                3.21%                0.95%                0.48%                0.82%
       8/31/97                3.58%                0.95%                0.50%                0.80%
       7/31/97                3.11%                0.90%                0.53%                0.78%
       6/30/97                3.53%                0.90%                0.57%                0.69%
       5/31/97                3.06%                0.99%                0.58%                0.63%
       4/30/97                2.99%                1.08%                0.47%                0.64%
       3/31/97                3.73%                0.96%                0.46%                0.61%
       2/28/97                3.70%                0.97%                0.55%                0.55%
       1/31/97                3.27%                0.97%                0.49%                0.40%
       12/31/96               4.10%                0.96%                0.39%                0.20%
       11/30/96               3.49%                0.83%                0.34%                0.00%
       10/31/96               2.90%                0.64%                0.01%                0.01%


    8.      HISTORICAL LOSS EXPERIENCE WITH RESPECT TO CONTRACTS


                                               ------------------------------------------------------------------------------------
                                                    COLLECTION         3 COLLECTION         6 COLLECTION PERIODS   CUMULATIVE SINCE
                                                      PERIOD              PERIODS                ENDING              CUT-OFF DATE
                                                    OCTOBER-98           OCTOBER-98            OCTOBER-98
                                               ------------------------------------------------------------------------------------
a.      Number of Liquidated                             581                  1,597                  3,593                 16,352
        Contracts

b.      Number of Liquidated                           0.207%                 0.569%                 1.280%                 5.827%
        Contracts as a Percentage
        of Initial Contracts
c.      Required Payoff Amounts of                 3,683,348              9,602,071             24,716,142             97,477,222
        Liquidated Contracts

d.      Liquidation Proceeds Allocated             1,098,500              3,579,799              8,055,604             20,955,318
        to Owner Trust

e.      Aggregate Current Realized                 2,584,849              6,022,272             16,660,538             76,521,904
        Losses

f.      Aggregate Current Realized                     0.081%                 0.189%                 0.523%                 2.402%
        Losses as a Percentage of
        Cut-off Date Contract Pool
        Principal Balance

II.       INFORMATION REGARDING THE SECURITIES

        1.      SUMMARY OF BALANCE INFORMATION

     ------------------------------------------------------------------------
                                                     PRINCIPAL BALANCE AS OF
                                     CLASS COUPON      NOVEMBER 16, 1998
                  CLASS                   RATE            PAYMENT DATE
     ------------------------------------------------------------------------
     a.     Class A-1 Notes             5.6000%       $             0.00
     b.     Class A-2 Notes             5.9500%       $             0.00
     c.     Class A-3 Notes             6.1100%       $   236,629,875.76
     d.     Class A-4 Notes             6.2800%       $   400,220,000.00
     e.     Class B Notes               6.5700%       $   178,500,000.00
     f.     Equity Certificates         6.7500%       $    95,659,329.00
     g.     Total                         N.A.        $   911,009,204.76


     -------------------------------------------------------------------------------------------------
                                     CLASS FACTOR AS OF   PRINCIPAL BALANCE AS     CLASS FACTOR AS OF
                                      NOVEMBER 16, 1998     OF OCTOBER 15, 1998     OCTOBER 15, 1998
                  CLASS                 PAYMENT DATE           PAYMENT DATE           PAYMENT DATE
     -------------------------------------------------------------------------------------------------
     a.     Class A-1 Notes                0.00000      $             0.00              0.00000
     b.     Class A-2 Notes                0.00000      $             0.00              0.00000
     c.     Class A-3 Notes                0.35907      $   295,740,526.53              0.44877
     d.     Class A-4 Notes                1.00000      $   400,220,000.00              1.00000
     e.     Class B Notes                  1.00000      $   178,500,000.00              1.00000
     f.     Equity Certificates            0.75021      $    95,659,329.00              0.75021
     g.     Total                          0.28601      $   970,119,855.53              0.30457

Note:  Aggregate Required Payoff Amount of all contracts at the end of the collection period is $911,009,204.76 and the CCA Balance is $96,106,044.82.



   2.   MONTHLY PRINCIPAL AMOUNT
        a.      Principal Balance of Notes and Equity Certificates
                (End of Prior Collection Period)                                                   $   970,119,855.53
        b.      Contract Pool Principal Balance (End of Collection Period)                         $   885,764,304.28
        c.      Monthly Principal Amount                                                           $    84,355,551.25
   3.   GROSS COLLECTIONS
        a.      Scheduled Payments Received                                                        $    56,323,123.76
        b.      Liquidation Proceeds Allocated to Owner Trust                                      $     1,098,499.57
        c.      Required Payoff Amounts of Prepaid Contracts                                       $     6,225,868.58
        d.      Required Payoff Amounts of Purchased Contracts                                     $               -
        e.      Proceeds of Clean-up Call                                                          $               -
        f.      Investment Earnings on Collection Account and Note Distribution Account            $       187,660.29
        g.      Extension Fees Allocated to Owner Trust                                            $               -
        h.      Total Gross Collections (sum of (a) through (g))                                   $    63,835,152.20
    4.  DETERMINATION OF AVAILABLE FUNDS
        a.      Total Gross Collections                                                            $    63,835,152.20
        b.      Withdrawal from Cash Collateral Account                                            $     1,374,490.07
        c.      Total Available Funds                                                              $    65,209,642.27

   5.      APPLICATION OF AVAILABLE FUNDS

           -----------------------------------------------------------------------------------
                          ITEM                        AMOUNT         REMAINING AVAILABLE FUNDS
           -----------------------------------------------------------------------------------
           a.      Total Available Funds                                   65,209,642.27
           b.      Servicing Fee                    983,323.42             64,226,318.85
           c.      Interest on Notes:
                   i)        Class A-1 Notes              0                64,226,318.85
                   ii)       Class A-2 Notes              0                64,226,318.85
                   iii)      Class A-3 Notes      1,505,812.18             62,720,506.67
                   iv)       Class A-4 Notes      2,094,484.67             60,626,022
                   v)        Class B Notes          977,287.50             59,648,734.50
           d.      Interest on Equity               538,083.73             59,110,650.77
                   Certificates
           e.      Principal of Notes and
                   Equity Certificates:
                   i)        Class A-1 Notes              0.00             59,110,650.77
                   ii)       Class A-2 Notes              0.00             59,110,650.77
                   iii)      Class A-3 Notes     59,110,650.77                      0
                   iv)       Class A-4 Notes              0.00                      0
                   v)        Class B Notes                0.00                      0
                   vi)       Equity Certificates          0.00                      0
           f.      Deposit to Cash                        0.00                      0
                   Collateral Account
           g.      Amount to be applied in                0.00                      0
                   accordance with CCA
                   Loan Agreement
           h.      Balance, if any, to Equity             0.00                      0
                   Certificates

       III.     INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT

        1.      BALANCE RECONCILIATION

                ----------------------------------------------------------------------------
                                                                           NOVEMBER 16, 1998
                                      ITEM                                    PAYMENT DATE
                ----------------------------------------------------------------------------
                a.      Available Cash Collateral Amount (Beginning)         101,648,608.95
                b.      Deposits to Cash Collateral Account                            0
                c.      Withdrawals from Cash Collateral Account               1,374,490.07
                d.      Releases of Cash Collateral Account Surplus            4,168,074.06
                        (Excess, if any of (a) plus (b) minus (c) over (f))
                e.      Available Cash Collateral Amount (End)                96,106,044.82
                        (Sum of (a) plus (b) minus (c) minus (d))
                f.      Requisite Cash Collateral Amount                      96,106,044.82
                g.      Cash Collateral Account Shortfall                              0.00
                        (Excess, if any, of (f) over (e))
        2.              CALCULATION OF REQUISITE CASH COLLATERAL AMOUNT
                a.      For Payment Dates from, and including, the
                        November 1996 Payment Date  to,
                        and including, the October 1997 Payment Date
                        1) Initial Cash Collateral Amount                    207,040,000.00
                b.      For Payment Dates from, and including, the
                        November 1997 Payment Date until
                        the Final Payment Date, the sum of
                        1) 8% of the Contract Pool Principal Balance          70,861,144.34
                        2) The Aggregate Principal Balance of the Notes       25,244,900.48
                        and the Equity Certificate Balance less the
                        Contract Pool Principal Balance
                        3) Total ((1) plus (2))                               96,106,044.82
                c.      Floor equal to the lesser of
                        1) 2% of Cut-Off Date Contract Pool Principal
                        Balance ($63,704,600); and                            63,704,600.00
                        2) the Aggregate Principal Balance of the Notes
                        and the Equity Certificate Balance
                d.      Requisite Cash Collateral Amount                      96,106,044.82
        3.              CALCULATION OF CASH COLLATERAL ACCOUNT WITHDRAWALS
                a.      Interest Shortfalls                                            0.00
                b.      Principal Deficiency Amount                            1,374,490.07
                c.      Principal Payable at Stated Maturity Date of
                        Class of Notes or Equity Certificates                          0.00
                d.      Total Cash Collateral Account Withdrawals              1,374,490.07

IV.        INFORMATION REGARDING DISTRIBUTIONS ON SECURITIES

             ------------------------------------------------------------------------------
                  DISTRIBUTION                  CLASS A-1        CLASS A-2       CLASS A-3
                  AMOUNTS                         NOTES            NOTES            NOTES
             -------------------------------------------------------------------------------

             1. Interest Due                  $        -      $        -      $ 1,505,812.18
             2. Interest Paid                 $        -      $        -      $ 1,505,812.18
             3. Interest Shortfall            $        -      $        -      $        -
             ((1) minus (2))
             4. Principal Paid                $        -      $        -      $59,110,650.77
             5. Total Distribution Amount     $        -      $        -      $60,616,462.95
             ((2) plus (4))



             -------------------------------------------------------------------------------------------------
                        DISTRIBUTION            CLASS A-4              CLASS B        EQUITY
                          AMOUNTS                 NOTES                 NOTES      CERTIFICATES     TOTALS
             -------------------------------------------------------------------------------------------------
             1. Interest Due                   $2,094,484.67         $977,287.50   $538,083.73   $ 5,115,668.07
             2. Interest Paid                  $2,094,484.67         $977,287.50   $538,083.73   $ 5,115,668.07
             3. Interest Shortfall             $        -            $        -    $        -    $         -
             ((1) minus (2))
             4. Principal Paid                 $        -            $        -    $        -    $59,110,650.77
             5. Total Distribution Amount      $2,094,484.67         $977,287.50   $538,083.73   $64,226,318.84
             ((2) plus (4))

V.           INFORMATION REGARDING OTHER POOL CHARACTERISTICS

        -------------------------------------------------------------------------------------
                                                        AS OF END OF         AS OF END OF
                                 ITEM                    OCTOBER-98          SEPTEMBER-98
                                                      COLLECTION PERIOD    COLLECTION PERIOD
        -------------------------------------------------------------------------------------
        1.      ORIGINAL CONTRACT CHARACTERISTICS
                a.      Original Number of Contracts        280,634             N.A.
                b.      Cut-Off Date Contract Pool    3,185,229,329             N.A.
                        Principal Balance
                c.      Original Weighted Average       38.6 months             N.A.
                        Remaining Term
                d.      Weighted Average                56.1 months             N.A.
                        Original Term
        2.      CURRENT CONTRACT CHARACTERISTICS
                a.      Number of Contracts                 110,979          116,516
                b.      Average Contract                      7,981            8,102
                        Principal Balance
                c.      Weighted Average                       25.8             26.3
                        Remaining Term

VI.     CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1 PREPAYMENT SCHEDULE

     ---------------------------------------------
                                       SINCE ISSUE
      PERIOD                               CPR
     ---------------------------------------------
      0            Oct-96
      1            Nov-96                10.866%
      2            Dec-96                 7.964%
      3            Jan-97                 8.606%
      4            Feb-97                 8.254%
      5            Mar-97                 7.615%
      6            Apr-97                 7.211%
      7            May-97                 8.268%
      8            Jun-97                 7.752%
      9            Jul-97                 7.784%
     10            Aug-97                 7.781%
     11            Sep-97                 7.506%
     12            Oct-97                 7.348%
     13            Nov-97                 7.346%
     14            Dec-97                 6.629%
     15            Jan-98                 6.741%
     16            Feb-98                 7.251%
     17            Mar-98                 6.870%
     18            Apr-98                 7.200%
     19            May-98                 7.072%
     20            Jun-98                 6.870%
     21            Jul-98                 7.232%
     22            Aug-98                 7.327%
     23            Sep-98                 7.253%
     24            Oct-98                 7.147%
     25            Nov-98                 7.198%


VII.    PURCHASED, LIQUIDATED AND PAID CONTRACTS

              A computer listing of all purchased, liquidated and paid contracts has been provided to the Indenture Trustee.

                             Servicer's Certificate

                   The undersigned, on behalf of AT&T Capital
                  Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing
                   Agreement. dated as of October 1, 1996 (the
                   "Transfer and Servicing Agreement"), among
                   Capita Equipment Receivables Trust 1996-1,
                  Antigua Funding Corporation, Chase Manhattan
                 Bank, as trustee under the Indenture, and AT&T
                 Capital Corporation, in its individual capacity
                 and as Servicer, DO HEREBY CERTIFY that I am a
                    Responsible Officer of the Servicer and,
                   pursuant to Section 3.9 of the Transfer and
                    Servicing Agreement, I DO HEREBY FURTHER
                CERTIFY the following report with respect to the
                   Payment Date occurring on November 16, 1998

                This Certificate shall constitute the Servicer's
                  Certificate as required by Section 3.9 of the
                Transfer and Servicing Agreement with respect to
                the above Payment Date. Any term capitalized but
                    not defined herein shall have the meaning
                 ascribed thereto in the Transfer and Servicing
                                   Agreement.

                            AT&T CAPITAL CORPORATION

                                  Glenn A. Votek
                                  --------------
                                  Glenn A Votek

                     Executive Vice President and Treasurer